UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.   )

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                                                                                                    The Clorox Company

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(4) Date Filed: August 19, 2011

Corporate Communications

CloroxWeb Posting

Don Knauss: Update on Icahn Director Nominations

Aug. 19, 2011

As you may have learned, Carl Icahn has submitted a full slate of 11 nominees to replace our entire existing board of directors and to stand for election at The Clorox Company 2011 Annual Meeting of Stockholders. This is known as a “proxy contest,” and we have prepared answers to frequently asked questions to help provide you with some context.

As we stated in today’s press release, we believe Mr. Icahn is nominating candidates solely to advance his own agenda.

We have an outstanding board of directors that is committed to acting in the best interests of Clorox stockholders. The directors on the Clorox board have a broad range of complementary experience and have overseen the company’s success in delivering superior results and creating significant stockholder value.

A date has not yet been set for our 2011 Annual Meeting of Stockholders, but as we move forward, we expect to issue public statements and send informative materials to our stockholders regarding the annual meeting. In addition, we will be reaching out to our major stockholders in the coming weeks. We expect Mr. Icahn will do the same. As a result, you are likely to see increased media attention focused on Clorox. It is important for us to speak with one voice, so we ask that you forward any media calls to Kathryn Caulfield at 510-271-7250, investor calls to Steve Austenfeld at 510- 271-2270 and consumer inquiries to Tish Moore at 510-271-2298.

Please don’t be distracted by the increased interest in Clorox. Our company’s success is a testament to your hard work in exceeding the expectations of our customers and consumers. As always, it’s business as usual at Clorox. All of you are essential to bringing our strategy to life in everything you do every day. We will continue to operate as we always have, and I know each of you will remain focused on achieving our business goals as we execute our Centennial Strategy.

Thank you for your continued dedication and support.

Related links

Clorox press release

FAQs

Don Knauss’ voice message to employees

Important Additional Information

The Clorox Company (“Clorox”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Clorox stockholders in connection with the matters to be considered at Clorox’s 2011 Annual Meeting. Clorox intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Clorox stockholders. CLOROX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Clorox’s 2011 Annual Meeting. This information can also be found in Clorox’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the SEC on Aug. 26, 2010, and in Clorox’s proxy statement for the 2010 Annual Meeting, filed with the SEC on Oct. 1, 2010. To the extent holdings of Clorox securities have changed since the amounts printed in the proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Clorox with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Clorox’s website at www.TheCloroxCompany.com  or by writing to Clorox at 1221 Broadway, Oakland, CA 94612.

Corporate Communications

Icahn Nomination Voicemail

Hello everyone, this is Don Knauss.

I wanted to let you know that Carl Icahn has submitted a full slate of 11 nominees to replace our entire existing board of directors and to stand for election at the Clorox 2011 Annual Meeting of Stockholders.

Now, this is not an unusual move by him, and in response, we have issued a press release stating that we believe Mr. Icahn is nominating candidates solely to advance his own agenda. Now, in our press release, we also highlight the strength of our board of directors, which clearly has overseen the company’s success in delivering superior results and creating significant value for shareholders.

So, for additional information, please see my letter and the answers and questions on CloroxWeb.

I would also encourage you to read both documents when you can, but the most important thing for you to know is that it’s business as usual at Clorox.  This really doesn't change anything. We're going to continue to operate as we always have. We should be all focused on executing our strategic objectives to continue delivering the same kind of innovative products our consumers love with the highest levels of quality and customer service, and we're going to keep that focus.

So, just want to thank everyone for what you do every day for our company. It is truly making a difference, as is borne out by our results.

So, take care everyone, and we’ll keep you updated.

###

Important Additional Information

The Clorox Company (“Clorox”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Clorox stockholders in connection with the matters to be considered at Clorox’s 2011 Annual Meeting. Clorox intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Clorox stockholders. CLOROX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Clorox’s 2011 Annual Meeting. This information can also be found in Clorox’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the SEC on August 26, 2010, and in Clorox’s proxy statement for the 2010 Annual Meeting, filed with the SEC on October 1, 2010. To the extent holdings of Clorox securities have changed since the amounts printed in the proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Clorox with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Clorox’s website at www.thecloroxcompany.com  or by writing to Clorox at 1221 Broadway, Oakland, CA 94612.

Corporate Communications

CloroxWeb Posting

Icahn Board Nomination FAQs

Aug. 19, 2011

1.       What was announced today?

  Carl Icahn has submitted a full slate of 11 nominees to replace our entire existing board of directors and to stand for election at The Clorox Company 2011 Annual Meeting of Stockholders.
  Clorox issued a press release stating we believe Mr. Icahn is nominating candidates for the board of directors solely to advance his own agenda.

2.       What does this announcement mean for employees?

  It’s business as usual for us. We will continue to operate as we always have. We should all be focused on executing our strategic objectives to continue to deliver the same innovative products our consumers love with the highest levels of quality and customer service.

3.       Who is Carl Icahn?

  Carl Icahn is an investor. His firm, Icahn Enterprises L.P., is currently Clorox’s largest stockholder.
  In July 2011, the Clorox board of directors unanimously rejected two unsolicited, conditional proposals from Icahn Enterprises to acquire Clorox. The board determined the proposals substantially undervalued the company and were not credible.

4.       What happens next?

  The nominating and governance committee of the Clorox board of directors has an established process to consider and review potential candidates’ nominations. The company will review the Icahn nominations to ensure they comply with the company’s governing documents and applicable law and the board will review the qualifications of the Icahn director nominees in due course.

5.       What will happen between now and the Annual Meeting?

  Clorox will file a definitive proxy statement, which will contain the board’s slate of director nominees and any other matters to be voted on at the Annual Meeting of Stockholders, along with the board’s recommendations.
  If Mr. Icahn chooses to proceed with presenting his board of director nominees directly to the company’s stockholders, Icahn Enterprises may also mail its own proxy statement and proxy cards to Clorox stockholders. Icahn Enterprises’ proxy cards will be a different color than the company’s proxy cards.
  Leading up to our Annual Meeting of Stockholders, the company and Icahn Enterprises may communicate with Clorox stockholders by sending letters and other communications seeking their support and soliciting their votes by proxy.
  The date for our 2011 Annual Meeting of Stockholders has yet to be announced.

6.       What is a proxy?

  A proxy is a written authorization given by a stockholder for someone else, such as the company’s management, to cast the stockholder’s vote on his/her behalf at a stockholders meeting.
  Stockholders provide a proxy by signing, dating and returning a proxy card or completing this process by telephone or online.
  When properly executed, this proxy card permits stockholders to transmit their votes on corporate matters without needing to attend the actual stockholders meeting.
  The proxy card includes boxes for stockholders to indicate how they want their shares voted.
  When someone requests your proxy, they are asking you to give them the right to vote your shares at the stockholders meeting on your behalf. You can instruct the proxyholder how you want your shares voted.

7.       What is a proxy contest?

  A proxy contest occurs when two opposing parties solicit proxies from a company’s stockholders to vote on the election of directors or a particular stockholder proposal. These solicitations are governed by the U.S. Securities and Exchange Commission’s (SEC) proxy rules.
  Each side uses a different color proxy card.
  This event is known as a proxy contest, or “fight,” because each party’s goal is to receive more stockholder votes than the other party.
  Typically, the vote is held at an annual meeting of the company’s stockholders.
  Stockholders may vote either in person by ballot at the meeting, or by proxy.

8.       How is a proxy contest conducted?

  Opposing parties use proxy materials, including a proxy statement, letters and press releases, to communicate with stockholders and obtain stockholders’ votes for a particular action. These materials contain information about the proposal and instructions on how to vote. Proxy materials may be sent to stockholders or published in newspapers and newswires. In addition, they generally must be filed with the SEC.
  Only the latest-date proxy counts. This means you will probably get multiple mailings from each side, as each side wants the proxies submitted to it to be the last ones executed by the stockholder.
  Both parties will submit all of the proxy cards they have received throughout the process to an independent inspector of elections who will be responsible for counting and certifying the vote.
  While there may be some preliminary indication of the outcome of the vote on the day of the meeting, it generally takes some time thereafter for the outcome in a proxy contest to be certified by the independent inspector of elections.
  The results of the election will be made publicly available through a filing by the company with the SEC.

9.       How long will a proxy contest last?

  A proxy contest may last up until the date of a company’s annual meeting.
  The date for our 2011 Annual Meeting of Stockholders has yet to be announced.

10.   What will happen at the Annual Meeting?

  Only stockholders who hold shares as of the record date for the Annual Meeting will be able to vote at the Annual Meeting. The record date for the 2011 Annual Meeting of Stockholders has yet to be determined.
  If the proxy contest is still ongoing, the company and the opposing party will submit all of the proxy cards they have received throughout the process to an independent inspector of elections who will be responsible for counting and certifying the vote. In addition, stockholders may vote in person by ballot at the stockholder meeting.
  All proxy cards and ballots must be received by the independent inspector before the polls close at the meeting.
  While there may be some preliminary indication of the outcome of the vote on the day of the meeting, it generally takes some time thereafter for the vote in proxy contests to be certified by the independent inspector of elections.

11.   When will the Annual Meeting take place?

A date for the annual meeting has not yet been set.

12.   Should I or can I sell Clorox stock that I own or exercise Clorox stock options?

  The decision to buy, hold or sell shares of Clorox stock is an individual choice, unless you are informed otherwise (e.g., you are subject to a “trading window”), or you possess material nonpublic information.

13.   What should I tell others (customers, business partners, etc.) who ask me about the proxy contest?

  Clorox is a strong, healthy company with a clear vision, mission and strategy.
  For us, it’s business as usual. We are focused on bringing innovative products to market and serving our customers and consumers, as we always have been.

14.   What should I do if I am questioned by stockholders, members of the news media or others?

  The company will respond to stockholder, media and other inquiries appropriately.
  It is important for us to speak with one voice, and only authorized employees may speak on the company’s behalf.
  Consistent with our existing policy, please continue forwarding all media calls to Kathryn Caulfield at 510-271-7250 and investor calls to Steve Austenfeld at 510-271-2270. Other general inquiries, such as from consumers, should be directed to Tish Moore in Consumer Services at 510-271-2298.

Important Additional Information

The Clorox Company (“Clorox”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Clorox stockholders in connection with the matters to be considered at Clorox’s 2011 Annual Meeting. Clorox intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Clorox stockholders. CLOROX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Clorox’s 2011 Annual Meeting. This information can also be found in Clorox’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the SEC on Aug. 26, 2010, and in Clorox’s proxy statement for the 2010 Annual Meeting, filed with the SEC on Oct. 1, 2010. To the extent holdings of Clorox securities have changed since the amounts printed in the proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Clorox with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Clorox’s website at www.TheCloroxCompany.com or by writing to Clorox at 1221 Broadway, Oakland, CA 94612.